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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 2, 2001
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                               EVANS BANCORP, INC.
                              ---------------------
               (Exact name of Registrant as Specified in Charter)



         New York                      0-18539                  16-1332767
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 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
         of Incorporation)            File Number)        Identification Number)


14-16 North Main Street, Angola, New York                          14006
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 (Address of Principal Executive Offices)                        (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
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ITEM 5.    OTHER EVENTS

           Evans Bancorp, Inc. is filing herewith a press release issued on July 2, 2001 which is included herein. This press release was issued to announce that the Company's common stock will trade on the Nasdaq National Market beginning July 9, 2001.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

           The following exhibit is included herein:

           99.1     July 2, 2001 Press Release


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EVANS BANCORP, INC.

                                  By:   /s/James Tilley
                                      -----------------------------------------
                                           James Tilley, President


July 2, 2001